UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Soliciting Material Under Rule 14a-12

TEMPUR SEALY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

H PARTNERS MANAGEMENT, LLC H PARTNERS, LP H PARTNERS CAPITAL, LLC REHAN JAFFER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 20, 2015

H PARTNERS MANAGEMENT, LLC

_______, 2015

Dear Fellow Tempur Sealy Stockholder:

H Partners Management, LLC (together with its affiliates, “H Partners” or “we”) is the beneficial owner of an aggregate of 6,075,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of Tempur Sealy International, Inc., a Delaware corporation (“Tempur Sealy” or the “Company”), representing approximately 9.97% of the outstanding shares of Common Stock, making us the Company’s largest stockholder.  We are long-term stockholders, having held shares of Tempur Sealy since 2012.  We believe Tempur Sealy possesses all the components of a successful company: industry-leading products and technologies, highly-recognizable brands, and a talented team of dedicated employees.  However, the Company today is significantly undervalued due to mismanagement.

For the reasons set forth in the attached Proxy Statement, we believe immediate leadership change is required at Tempur Sealy to address the Company’s poor operational execution, contracting margins, and stock underperformance.  We further believe that immediate changes to the composition of the Company’s Board of Directors (the “Board”) are necessary in order to ensure there exists a stockholder-focused mindset in the boardroom and that the Company is being run in a manner consistent with stockholders’ best interests.  We are deeply concerned by the Board’s refusal to date to hold the Company’s Chief Executive Officer, Mark Sarvary, accountable for his repeated execution failures and severe underperformance.  Also deeply concerning to us is that two of the Company’s directors, Chairman of the Board P. Andrews McLane of TA Associates, Inc. and Chairman of the Nominating and Corporate Governance Committee, Christopher A. Masto of Friedman Fleischer & Lowe, LLC, appear to be entrenched and exerting undue influence over the Board, despite the fact that their respective private equity firms exited their investments in Tempur Sealy many years ago.  We have previously expressed to the Board our willingness to engage in a constructive dialogue regarding a framework for substantive and immediate change at Tempur Sealy.  Unfortunately, to date, the Board has been unwilling to embrace the level of change that we believe is required to put the Company on the right path towards stockholder value creation.

We are therefore seeking your support to vote AGAINST the re-election of Messrs. Masto, McLane and Sarvary as directors at the Company’s annual meeting of stockholders scheduled to be held on May 8, 2015, at 8:30 A.M., local time, at the offices of Morgan, Lewis & Bockius LLP, 13th Floor, One Federal Street, Boston, Massachusetts 02110 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).  By voting AGAINST Messrs. Masto, McLane and Sarvary, the three directors whom we believe are most responsible for the Company’s history of poor performance and the lack of accountability at Tempur Sealy, stockholders will be sending a strong message to the Board that they are dissatisfied with the status quo and that meaningful change is required.  Our proxy solicitation is a platform for stockholders to express their views regarding Tempur Sealy and influence the Board with respect to any decisions regarding Board composition, CEO-level change and accountability at our Company.

Your vote AGAINST the election of Messrs. Masto, McLane and Sarvary will serve as a referendum on Mark Sarvary’s failure as CEO and certain Board members’ poor stewardship of stockholder value.  We have an important opportunity as stockholders to have our voices heard at the upcoming Annual Meeting.

We note that the election of directors at Tempur Sealy requires the vote of the majority of the shares present in person, or represented by proxy at the Annual Meeting.  Importantly, the Company has a director resignation policy in place for uncontested elections, whereby any director who receives a greater number of votes “against” his or her election than votes “for” his or her election must promptly tender his or her resignation to the Board.  The Nominating and Corporate Governance Committee would then promptly assess the appropriateness of any such nominee continuing to serve as a director and recommend to the Board the action to be taken with respect to such tendered resignation. If our proxy solicitation results in any directors failing to receive a majority of the votes cast for his or her election, then we believe it would clearly be inappropriate for any such director to continue to serve on the Board.  We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance, and in direct opposition to a clear stockholder directive.

Our interests are fully aligned with the interests of all Tempur Sealy stockholders. We believe there is significant value to be realized at Tempur Sealy.  Given the Company’s track record of severe underperformance, failed execution and poor corporate governance under the oversight of the current Board, we strongly believe that there must be an immediate CEO change and that the Board must be reconstituted to ensure that the interests of the stockholders, the true owners of Tempur Sealy, are appropriately represented in the boardroom, and that the Board takes the necessary steps to help the Company’s stockholders realize maximum value for their investment.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the stockholders on or about ______ __, 2015.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning the enclosed BLUE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at its address and toll-free numbers listed on the following page.

Thank you for your support,

/s/ Rehan Jaffer

Rehan Jaffer
H Partners Management, LLC

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of H Partners’ proxy materials,
please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders call toll free at (888) 750-5834
Banks and Brokers may call collect at (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 20, 2015

2015 ANNUAL MEETING OF STOCKHOLDERS
OF
TEMPUR SEALY INTERNATIONAL, INC.
_________________________

PROXY STATEMENT
OF
H PARTNERS MANAGEMENT, LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

H Partners Management, LLC (“H Partners Management”), H Partners, LP (“H Partners LP”), H Partners Capital, LLC (“H Partners Capital”), and Rehan Jaffer (collectively, “H Partners” or “we”) are significant stockholders of Tempur Sealy International, Inc., a Delaware corporation (“Tempur Sealy” or the “Company”), owning approximately 9.97% of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company. We are seeking your support at the annual meeting of stockholders scheduled to be held on May 8, 2015, at 8:30 A.M., local time, at the offices of Morgan, Lewis & Bockius LLP, 13th Floor, One Federal Street, Boston, Massachusetts 02110 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), to vote AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary to the Company’s Board of Directors (the “Board”).

Our BLUE proxy card will also allow stockholders to vote on the following proposals that are being presented by the Company for stockholder consideration at the Annual Meeting:

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015;

•	The approval of the Company’s Second Amended and Restated Annual Incentive Bonus Plan for Senior Executives;

•	The approval, by advisory vote, of the compensation of the Company’s named executive officers; and

•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

H Partners Management, H Partners LP, H Partners Capital and Mr. Jaffer (collectively, the “H Partners Group”) are deemed participants in this proxy solicitation.   As of the date hereof, the members of the H Partners Group collectively own 6,075,000 shares of Common Stock (the “H Partners Group Shares”).  We intend to vote the H Partners Group Shares AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary, ABSTAIN on the election of the remaining Tempur Sealy director nominees (the “Tempur Sealy Nominees”), FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015, ABSTAIN on the approval of the Company’s Second Amended and Restated Annual Incentive Bonus Plan for Senior Executives, and AGAINST the approval of the advisory vote on the compensation of the Company’s named executive officers, as described herein.

Please note that the Tempur Sealy Nominees are not the nominees of H Partners and have not consented to be named in this Proxy Statement. Because the Tempur Sealy Nominees are not H Partners’ nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the Tempur Sealy Nominees will serve as directors if elected.

The Company has set the close of business on March 11, 2015 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 1000 Tempur Way, Lexington, Kentucky 40511.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 60,958,394 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY H PARTNERS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH H PARTNERS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSON NAMED AS PROXY IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN HIS DISCRETION.

H PARTNERS URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD TO VOTE AGAINST THE ELECTION OF CHRISTOPHER A. MASTO, P. ANDREWS MCLANE AND MARK SARVARY TO THE BOARD AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

______________________________

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own.  H Partners urges you to sign, date, and return the enclosed BLUE proxy card today to vote AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary to the Board and in accordance with H Partners’ recommendations on the other proposals on the agenda for the Annual Meeting.

•
If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to H Partners, c/o Innisfree M&A Incorporated (“Innisfree”), in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “against” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of H Partners’ proxy materials,
please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders call toll free at (888) 750-5834
Banks and Brokers may call collect at (212) 750-5833

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Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

•	On March 27, 2013, H Partners’ Usman S. Nabi met with Tempur Sealy Chairman P. Andrews McLane at the headquarters of TA Associates, Inc. (“TA Associates”) in Boston to discuss the Company.

•
On September 16, 2013, Mr. Nabi met with Mr. McLane at the headquarters of TA Associates in Boston.  During the meeting, Mr. Nabi expressed his views and concerns regarding the Company’s performance and asked if the Board would voluntarily consider offering Mr. Nabi a seat on the Board given H Partners’ status as a large, long-term stockholder of the Company.  Mr. McLane dismissed the notion of Mr. Nabi joining the Board at the meeting.

•
On February 20, 2014, H Partners delivered a letter to the Company’s Compensation Committee, pursuant to which H Partners highlighted the complex challenges facing the Company and suggested a program to reward employees with one million shares if they achieved an aspirational earnings target.

•	On March 4, 2014, CEO Mark Sarvary responded to Mr. Nabi’s letter, indicating that the Company’s existing compensation plans were sufficient.

•
On February 7, 2015, Messrs. Nabi and McLane engaged in telephonic discussions pursuant to which Mr. Nabi explained that H Partners had lost confidence in CEO Mark Sarvary and described Mr. Sarvary’s numerous execution errors and record of value destruction.  In light of H Partners’ extreme disappointment with the Company’s severe underperformance and poor governance, Mr. Nabi requested (i) the immediate termination of Mr. Sarvary, (ii) the resignations of Messrs. McLane and Masto from the Board, and (iii) the appointment of Mr. Nabi to the Board, as a member of the Compensation Committee and Chairman of a newly-established CEO Search Committee.

•	On February 9, 2015 (effective February 10, 2015), H Partners filed a Schedule 13D with the SEC (the “Schedule 13D”) disclosing a collective 9.97% interest in Tempur Sealy.

•
On February 10, 2015, and notwithstanding Mr. Nabi’s concerns as articulated to Mr. McLane on February 7, 2015, Mr. McLane offered, via email sent to Mr. Nabi, to arrange a meeting among himself, Mr. Sarvary and one or more independent directors with Mr. Nabi.  That same day, Mr. Nabi advised Mr. McLane that a meeting involving Mr. Sarvary would not be productive since H Partners had demanded Mr. Sarvary’s termination.  Mr. Nabi offered to continue a dialogue with Mr. McLane via telephone.  Mr. McLane did not accept the invitation to such a dialogue.

•
On February 17, 2015, H Partners Management delivered a letter to certain members of the Board outlining in detail H Partners Management’s significant concerns regarding the continued mismanagement and value destruction at the Company under the direction of Mr. Sarvary.  In the letter, H Partners Management demanded an immediate leadership change to address the Company’s poor operational execution, contracting margins, and stock underperformance, including the immediate replacement of Mr. Sarvary as CEO and the immediate resignation of Messrs. McLane and Masto, both of whose private equity firms exited their investments in the Company many years ago.

•
On March 16, 2015, the Company filed its definitive proxy statement in connection with the Annual Meeting and delivered an open letter to stockholders urging them to support the election of the Tempur Sealy Nominees to the Board at the Annual Meeting.

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•
Also, on March 16, 2015, Mr. McLane, on behalf of the Board, delivered an e-mail letter to Mr. Nabi stating, among other things, that the Board remains in full support of CEO Mark Sarvary and already has several directors with financial and investing experience.  He further stated that the Board is prepared to work with H Partners to identify a mutually acceptable, independent operating executive to add to the Board.

•
On March 16, 2015, H Partners LP delivered a letter to the Company, within its rights as a stockholder of the Company under Delaware law, demanding production of certain of the Company’s books and records, pursuant to Section 220 of the Delaware General Corporation Law.

•
On March 18, 2015, Mr. Nabi, on behalf of H Partners, delivered a response to Mr. McLane’s March 16, 2015 letter, stating, among other things, that H Partners would welcome a constructive dialogue with the Board and is open to discussing substantive and immediate changes at Tempur Sealy, including the termination of the CEO and reconstitution of the Board.  Mr. Nabi further stated that the Board’s proposal to identify a mutually agreeable, independent candidate was inadequate and demonstrates that the Board is unwilling to embrace the required level of change at Tempur Sealy, including Board representation for the Company’s largest stockholder.

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REASONS FOR THE SOLICITATION

WE BELIEVE IT IS TIME FOR CERTAIN MEMBERS OF THE BOARD TO BE HELD ACCOUNTABLE FOR CEO MARK SARVARY’S POOR PERFORMANCE AND SUBSTANTIAL STOCKHOLDER VALUE DESTRUCTION

We are long-term stockholders of the Company, having held shares of Tempur Sealy since 2012.  We have lost faith in the ability of CEO Mark Sarvary and in the Board’s ability to oversee the Company in a manner consistent with the best interests of stockholders.

We are soliciting stockholders to vote AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary to the Board at the Annual Meeting because we believe it will send a strong message to the Board that stockholders are dissatisfied with the Board’s failure to hold management accountable for the Company’s track record of poor performance, problematic corporate governance, misalignment of interests and destruction of substantial stockholder value.  Importantly, we believe Messrs. McLane and Masto, as Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee (the “Governance Committee”), respectively, should also be held accountable for the Company's severe underperformance, as described in more detail below.

We are seeking the support of Tempur Sealy stockholders to help send the Board a clear message that the status quo is unacceptable and that a new CEO and meaningful change to the composition of the Board is necessary to drive substantial stockholder value creation.  For the reasons set forth below, we urge stockholders to vote AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary to the Board at the Annual Meeting.

Tempur Sealy Has Significantly Underperformed Peers Due to CEO Mark Sarvary’s Mismanagement

When we invested in the Company in 2012, we had the reasonable expectation that Mr. Sarvary would execute on publicly stated Company plans in a timely manner.  However, under Mr. Sarvary’s oversight, the Company has missed numerous short-term and long-term financial targets, and has made frequent execution errors, as evidenced by the following table:

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As a result of these repeated execution mistakes over the past three years, the Company has missed numerous short-term financial targets that were explicitly articulated in Company press releases and earnings calls.  An abbreviated list of such financial target “misses” appears in the following table:

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The compounding effect of these execution errors and failures to meet short-term financial targets has resulted in the following reductions to long-term earnings guidance targets:

Ultimately, this pattern of persistent mistakes, “misses”, and failures has resulted in significant stock underperformance, as shown in the following table:

This troubling track record is, in and of itself, deeply concerning.  However, perhaps even more concerning is the fact that the Board appears to have no inclination to take any actions to hold Mr. Sarvary accountable for the Company’s underperformance.

1 Source: Q4 and FY 2014 Earnings Call (February 5, 2015) and 2014 10-K filing (February 13, 2015).  Estimated $3.35 of adjusted EPS for the combined Company in 2016 is based upon Mr. Sarvary’s statement on the February 5, 2015 earnings call that the Company would achieve $4.00 of adjusted EPS by 2017 assuming that the Company achieves the high-end of its guidance.  In order to bridge from the high-end of the Company’s 2015 adjusted EPS guidance of $3.10 to the $4.00 of adjusted EPS that Mr. Sarvary expects in 2017, the Company would need to earn an incremental $0.45 of adjusted EPS in 2016 and 2017.  The midpoint of the Company’s 2015 adjusted EPS guidance is $2.90.  Adding an incremental $0.45 of adjusted EPS in 2016 to the midpoint of the Company’s 2015 adjusted EPS guidance implies a $3.35 midpoint for the Company’s 2016 adjusted EPS guidance.  Sealy’s estimated adjusted EPS contribution of $1.06 is calculated by multiplying Sealy’s adjusted operating income contribution as of FY 2014 (approximately 32%) by the estimated $3.35 2016 adjusted EPS target for the combined Company.  Total adjusted operating income is calculated as follows: (Adjusted EBITDA – Depreciation & Amortization).  Sealy’s adjusted operating income for FY 2014 is assumed to be equal to the reported Sealy segment-level operating income of $99.8 million (purchase price accounting and other adjustments are assumed to be incurred by the Tempur-Pedic North America segment).  Tempur-Pedic’s estimated adjusted EPS contribution of $2.29 is calculated by multiplying Tempur-Pedic’s adjusted operating income contribution as of FY 2014 (approximately 68%) by the estimated $3.35 2016 adjusted EPS target for the combined Company.  Tempur-Pedic’s adjusted operating income is calculated as follows: (Adjusted EBITDA – Depreciation & Amortization – Sealy Operating Income).
2 All periods with respect to February 9, 2015, the trading day prior to H Partners’ 13D filing.  Mattress sector peers are Select Comfort Corp. and Mattress Firm Holding Corp.  Mattress Firm’s initial public offering occurred in November 2011, so the five-year period of underperformance vs. mattress sector peers only includes Select Comfort.  Company-selected peer group consists of the 24 companies that are named as Tempur Sealy’s direct peers in the Company’s 2014 10-K filing (February 13, 2015). Mattress Firm’s initial public offering occurred in November 2011, so the five-year period of underperformance vs. the company-selected peer group does not include Mattress Firm.

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WE ARE CONCERNED WITH THE COMPANY’S POOR CORPORATE GOVERNANCE PRACTICES AND THE MISALIGNMENT OF INTERESTS AMONG CERTAIN BOARD MEMBERS

We believe that Tempur Sealy stockholders should have serious concerns about the poor corporate governance practices and the misalignment of interests among certain members of the Board.  In our opinion, we see an insular Board, built on a foundation of legacy stockholder representatives whose employers exited their investment in the Company many years ago.  Further, based upon our interactions with the Board, we believe certain Tempur Sealy Board members are apathetic towards the Company’s underperformance and prefer to insulate themselves from current stockholder accountability rather than engage in constructive dialogue with well-intentioned, long-term stockholders. We are also highly concerned by the manner in which certain members of the Board have been acting in furtherance of their own personal interests at the expense of stockholders.

We Question Why Employees of Former Stockholders TA Associates and Friedman Fleischer Are Still Serving on the Board

We are puzzled as to why employees of TA Associates and Friedman Fleischer & Lowe, LLC (“Friedman Fleischer”) continue to remain on the Board, even though both private equity firms exited their investments in the Company many years ago. Messrs. McLane and Masto both joined the Board in 2002 when their respective private equity firms, TA Associates and Friedman Fleischer, invested in Tempur-Pedic International, Inc. (“Tempur-Pedic”).  TA Associates and Friedman Fleischer exited their investments in the Company in 2009 and 2006, respectively, yet Messrs. McLane and Masto have continued to serve on the Board.  Perhaps even more concerning is the fact that Mr. McLane continues to serve as Chairman of the Board, a position he has held since 2002, and Mr. Masto continues to serve as Chairman of the Governance Committee, a position he has held since 2010.

We Find it Highly Concerning that the Average Tenure of Tempur Sealy Directors Is 10 Years

Change on the Board is critical to ensure a renewed focus and commitment on delivering stockholder value.  We are concerned with the excessive tenures of Tempur Sealy’s directors.  As seen in the following chart, six out of eleven Board members have a tenure of greater than ten years.  It is clear that the Board requires substantial and immediate refreshment.

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We are Concerned with the Board’s Lack of Sufficient Stock Ownership

Based upon our review of the Company’s public filings, Messrs. McLane and Masto together own less than 1% of the Company’s outstanding shares of Common Stock, which includes a significant number of shares granted to them in their capacities as directors of the Company.3  In fact, the entire Board collectively owns just over 1% of the Company’s outstanding shares of Common Stock.4  Accordingly, there is no significant stockholder representation on the Board.  We believe the stockholders, as the true owners of the Company, need to have a strong voice at the Board level.  Such a voice promotes greater accountability and creates an environment that forces other directors to consider new and innovative ways to positively impact stockholder value.  We believe the Board’s collective lack of a substantial vested interest in shares of the Company may compromise the Board’s ability to properly evaluate and address the opportunities to enhance stockholder value with the best interests of Tempur Sealy stockholders in mind.

H Partners, on the other hand, owns approximately 9.97% of the Company’s outstanding shares of Common Stock, or almost ten times the amount of Common Stock owned by the entire Board.  It seems apparent to us that with so little “skin in the game” and not enough confidence in the Company to engage in meaningful stock acquisitions, the Board does not have the same commitment to stockholder value as we do.  We believe a culture focused on long-term value creation and stockholder accountability requires placing stockholder representatives on the Board who have a significant financial commitment to the Company along with relevant experience.  This requirement ensures the proper alignment of interests between the Board and stockholders.

We Question Whether Tempur Sealy’s Sponsorship of the U.S. Ski and Snowboard Association Is Intended to Benefit Stockholders or Mr. McLane

We are concerned about the Company’s sponsorship of the U.S. Ski and Snowboard Association (the “USSA”), an organization which in our view bears little connection to Tempur Sealy’s core marketing efforts.  We note that Mr. McLane has served as a director of the USSA Board of Trustees, and has been a significant benefactor of the USSA for many years.  Additionally, he and his wife are Inner Circle Members of the U.S. Ski and Snowboard Team Foundation’s Annual Fund, Legacy Campaign donors and Team Sochi Members.  Further, this past December, the Company’s sponsorship of the USSA (the “USSA Sponsorship”) was extended through 2016, even though the Company was on the cusp of reducing long-term earnings guidance for the second time in two years.

We question whether the USSA Sponsorship is a good use of marketing resources.  We also question whether the USSA Sponsorship is a related party transaction under the Company’s Related Party Transactions Policy and has therefore been improperly excluded from the Company’s proxy statements.  It should also be noted that the USSA Sponsorship was approved the year immediately following the year in which TA Associates fully exited its investment in the Company, as shown in the following timeline:

3 Source: 2015 Proxy Statement (March 16, 2015), 2014 10-K filing (February 13, 2015).  Represents beneficial ownership of Messrs. McLane and Masto calculated as follows: number of shares beneficially owned less shares of common stock which a director has the right to acquire upon the exercise of stock options that were exercisable as of March 11, 2015, or that will become exercisable within sixty days after that date, or other equity instruments which are scheduled to vest and convert into common shares within sixty days after that date, as a percentage of the reported 60,958,394 basic shares outstanding as of March 11, 2015 per the Company’s Proxy Statement (March 16, 2015).
4 Ibid.  Represents cumulative beneficial ownership of current Board members calculated as follows: number of shares beneficially owned less shares of common stock which a director has the right to acquire upon the exercise of stock options that were exercisable as of March 11, 2015, or that will become exercisable within sixty days after that date, or other equity instruments which are scheduled to vest and convert into common shares within sixty days after that date, as a percentage of the reported 60,958,394 basic shares outstanding as of March 11, 2015 per the Company’s Proxy Statement (March 16, 2015).

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It appears that the USSA Sponsorship was championed by Mr. McLane in connection with his years of involvement with the organization.

We Believe Messrs. Masto, McLane and Sarvary Should  Be Held Accountable for the Company’s Troubling Track Record and Destruction of Stockholder Value

We believe the current Board lacks a stockholder-focused mindset and question whether the Board is willing to make the difficult decisions necessary to hold management or itself accountable.  Importantly, the poor operating performance under CEO Mark Sarvary’s leadership, the deeply concerning activities and poor alignment of TA Associates’ P. Andrews McLane and Friedman Fleischer’s Christopher A. Masto, and the apparent lack of accountability of both the Board and CEO, solidify our belief that material change in executive leadership and board composition are immediately required at Tempur Sealy.  We believe Tempur Sealy has the best brands and the most talented employees in the bedding industry.  With the right leadership, alignment of interests, and governance structures in place, we believe the Company can deliver substantial value for all stakeholders.

For the reasons set forth above, we are seeking your support to vote AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary to the Board at the Annual Meeting.  By voting AGAINST the election of Messrs. Masto, McLane and Sarvary, we believe Tempur Sealy stockholders will send a strong message to the Board that they are dissatisfied with the status quo and shortcomings of CEO Mark Sarvary and that meaningful change to the Board is required to put the Company on the right path towards stockholder value creation.

Furthermore, the Company has a director resignation policy in place for unconstested elections, whereby any director who receives a greater number of votes “against” his or her election than votes “for” his or her election must promptly tender his or her resignation to the Board. The Governance Committee will then evaluate the appropriateness of such nominee continuing to serve as a director and recommend to the Board whether to accept or reject the tendered resignation.  We believe your vote AGAINST the election of Messrs. Masto, McLane and Sarvary is critical as a referendum on the failure of Mark Sarvary as CEO and certain members of the Board as stewards of stockholder value.  Our proxy solicitation is an opportunity for you to express stockholder dissatisfaction with the Company’s continued mismanagement and value destruction and the Board’s failure to hold management accountable for such repeated failures.  If our proxy solicitation results in any directors failing to receive a majority of the votes cast for his or her election, then we believe it would clearly be inappropriate for any such director to continue to serve on the Board.  We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance in direct opposition to a clear stockholder directive.

11

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of eleven directors, all of whom are up for election at the Annual Meeting.  For the reasons stated above, we are seeking your support at the Annual Meeting to vote AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary.

The Company has adopted a majority vote standard for uncontested elections.  Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to three of the Tempur Sealy Nominees.  According to Section 2.5 of the Fifth Amended and Restated Bylaws of the Company (the “Bylaws”), a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.   The Bylaws further provide that, in an uncontested election, if an incumbent director does not receive a majority of the votes cast for his or her election, as determined based upon the certified election results, the director shall continue to serve as a director but shall promptly tender his or her resignation to the Board.  The Governance Committee will then promptly assess the appropriateness of such nominee continuing to serve as a director and recommend to the Board the action to be taken with respect to such tendered resignation. The Board will determine whether to accept or reject such resignation, or what other action should be taken, within 90 days from the date of the certification of election results.

Accordingly, if we are successful in soliciting your support to vote AGAINST Messrs. Masto, McLane and Sarvary such that each of Messrs. Masto, McLane and Sarvary receive more votes “against” his election than votes “for” his election at the Annual Meeting, each of Messrs. Masto, McLane and Sarvary must tender his resignation to the Board for consideration by the Governance Committee.

Please note that the Tempur Sealy Nominees are not the nominees of H Partners, have not consented to be named in these proxy materials, and are the nominees of Tempur Sealy. Because the Tempur Sealy Nominees are not H Partners’ nominees and have not consented to be named in this proxy statement, they are not participants in this solicitation. We can provide no assurance that any of the Tempur Sealy Nominees will serve as directors if elected.  The names, backgrounds and qualifications of the Tempur Sealy Nominees, and other information about them, can be found in the Company’s proxy statement.

WE URGE YOU TO VOTE “AGAINST” THE ELECTION OF CHRISTOPHER A. MASTO, P. ANDREWS MCLANE AND MARK SARVARY ON THE ENCLOSED BLUE PROXY CARD.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF THE OTHER TEMPUR SEALY NOMINEES AND INTEND TO “ABSTAIN” ON THEIR ELECTION.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to ratify the appointment of Ernst & Young LLP as Tempur Sealy’s independent auditors for the fiscal year ending December 31, 2015.

As disclosed in the Company’s proxy statement, although stockholder ratification is not required by law, if the appointment of Ernst & Young LLP is not ratified by stockholders, the Audit Committee of the Board may reconsider the appointment.  Further, even if the appointment of Ernst & Young LLP is ratified by stockholders, the Audit Committee of the Board may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year should it determine that such change would be in the best interests of the Company and its stockholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2015 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

APPROVAL OF SECOND AMENDED AND RESTATED ANNUAL INCENTIVE BONUS PLAN FOR SENIOR EXECUTIVES

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve the Company’s Second Amended and Restated Annual Incentive Bonus Plan for Senior Executives (the “Annual Incentive Plan”).  The stockholders approved the Amended and Restated Annual Incentive Bonus Plan for Senior Executives at the Company’s 2010 annual meeting of stockholders.  According to the Company’s proxy statement, any incentive plan intended to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) must be approved by stockholders every five years. Accordingly, on February 26, 2015, the Compensation Committee of the Board reviewed and recommended to the Board that it approve the Annual Incentive Plan. On February 27, 2015, the Board reviewed and approved, subject to stockholder approval, the Annual Incentive Plan and approved that the Company submit the Annual Incentive Plan to the Company’s stockholders for approval.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF THE ANNUAL INCENTIVE PLAN AND INTEND TO “ABSTAIN” ON THIS PROPOSAL.

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PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. The Company is therefore asking stockholders to approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC.  Accordingly, the Company is asking stockholders to vote for the following resolution:

"RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, compensation tables and narrative discussion, is hereby APPROVED on an advisory basis."

According to the Company’s proxy statement, the stockholder vote on the Say-on-Pay proposal is an advisory vote only, and it is not binding on the Company, the Compensation Committee of the Board or the Board; however, to the extent there is any significant vote against the Say-on-Pay proposal, the Compensation Committee and the Board will consider stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

15

VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting.  Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, H Partners believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary and ABSTAIN on the election of the other Tempur Sealy Nominees, FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015, ABSTAIN on the approval of the Annual Incentive Plan, and AGAINST the approval of the advisory vote on the compensation of the Company’s named executive officers.

This Proxy Statement includes authority to vote for all Tempur Sealy Nominees.  Please note that the Tempur Sealy Nominees are not the nominees of H Partners, have not consented to be named in this Proxy Statement, and are the nominees of Tempur Sealy. The names, backgrounds and qualifications of the Tempur Sealy Nominees, and other information about them, can be found in the Company’s proxy statement. We can provide no assurance that any of the Tempur Sealy Nominees will serve as directors if elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  A majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum.  However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).  Under rules of the New York Stock Exchange, your broker will not have discretionary authority to vote your shares at the Annual Meeting on the proposals to elect directors, to approve the Annual Incentive Plan or to approve the non-binding advisory resolution on executive compensation.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

16

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on the proposals to elect directors, to approve the Annual Incentive Plan or to approve the non-binding advisory resolution on executive compensation.

Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals to elect directors, to approve the Annual Incentive Plan or to approve the non-binding advisory resolution on executive compensation.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a majority vote standard for uncontested elections.  Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to three of the Tempur Sealy Nominees.  Therefore, the standard for director election will be by a “majority vote” as described herein.  According to the Bylaws, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.  The Company has indicated that abstentions are counted as votes present and entitled to vote and have the same effect as votes "against" the proposal.

The Bylaws further provide that, in an uncontested election, if an incumbent director does not receive a majority of the votes cast for his or her election, as determined based upon the certified election results, the director shall continue to serve as a director but shall promptly tender his or her resignation to the Board for consideration by the Governance Committee. The Governance Committee will then promptly assess the appropriateness of such nominee continuing to serve as a director and recommend to the Board the action to be taken with respect to such tendered resignation. The Board will determine whether to accept or reject such resignation, or what other action should be taken, within 90 days from the date of the certification of election results.

Ratification of the Appointment of Independent Auditors ─ According to the Company’s proxy statement, the selection of Ernst & Young LLP will be deemed to have been ratified if the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting vote in favor of ratification. The Company has indicated that abstentions are counted as votes present and entitled to vote and have the same effect as votes "against" the proposal.

Approval of the Annual Incentive Plan – According to the Company’s proxy statement, the Annual Incentive Plan will be approved if the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting vote in favor of approval. The Company has indicated that abstentions are counted as votes present and entitled to vote and have the same effect as votes "against" the proposal.

Advisory (nonbinding) Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, the advisory vote on executive compensation will be approved if the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting vote in favor of approval. The Company has indicated that abstentions are counted as votes present and entitled to vote and have the same effect as votes "against" the proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with H Partners’ recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

17

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to H Partners in care of Innisfree at the address set forth on the back cover of this Proxy Statement or to the Company at 1000 Tempur Way, Lexington, Kentucky 40511 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to H Partners in care of Innisfree at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock.  Additionally, Innisfree may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE AGAINST THE ELECTION OF CHRISTOPHER A. MASTO, P. ANDREWS MCLANE AND MARK SARVARY TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by H Partners.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

H Partners has entered into an agreement with Innisfree for solicitation and advisory services in connection with this solicitation, for which Innisfree will receive a fee not to exceed $_____, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  H Partners has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  H Partners will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree will employ approximately __ persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by H Partners.  Costs of this solicitation of proxies are currently estimated to be approximately $______.  H Partners estimates that through the date hereof its expenses in connection with this solicitation are approximately $_____.  H Partners intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation.  H Partners does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The members of the H Partners Group are participants in this solicitation (collectively, the “Participants” and each a “Participant”).  The principal business of H Partners LP is serving as a private investment fund.  The principal business of H Partners Capital is serving as the general partner of H Partners LP.  The principal business of H Partners Management is acting as the investment manager of H Partners LP and H Offshore Fund Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the “Offshore Fund” and together with H Partners LP, the “Funds”) and a certain managed account (the “H Partners Account”).  The principal occupation of Mr. Jaffer is serving as the managing member of H Partners Management and H Partners Capital.

18

The address of the principal office of each of the Participants is 888 Seventh Avenue, 29th Floor, New York, New York, 10019.

As of the date hereof, H Partners LP directly beneficially owned 3,642,500 shares of Common Stock.  H Partners Capital, as the general partner of H Partners LP, may be deemed the beneficial owner of the 3,642,500 shares of Common Stock owned by H Partners LP.  As of the date hereof, the Offshore Fund directly beneficially owned 1,367,700 shares of Common Stock.  As of the date hereof, 1,064,800 shares of Common Stock were held in the H Partners Account.  H Partners Management, as the investment manager of the Funds and the H Partners Account, may be deemed the beneficial owner of 6,075,000 shares of Common Stock, which consists of the shares of Common Stock owned by the Funds and held in the H Partners Account.  Mr. Jaffer, as the managing member of H Partners Management and H Partners Capital, may be deemed the beneficial owner of 6,075,000 shares of Common Stock, which consists of the shares of Common Stock owned by the Funds and held in the H Partners Account.

Each Participant in this solicitation, as a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 6,075,000 shares of Common Stock owned in the aggregate by all of the Participants in this solicitation.  Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by certain Participants in this solicitation, see Schedule I.

The shares of Common Stock purchased by the Funds and held in the H Partners Account were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases.

On February 9, 2015, the Participants entered into a Joint Filing Agreement in which the Participants agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company to the extent required by applicable law.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

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There are no material proceedings to which any Participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

H Partners is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which H Partners is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement for the Annual Meeting, any stockholder wishing to submit a proposal to be included in the Company’s proxy statement for the 2016 Annual Meeting pursuant to Rule 14a-8, must deliver such proposal(s) to Tempur Sealy’s Corporate Secretary no later than November 17, 2015.  Stockholder proposals should be mailed to the Corporate Secretary, Tempur Sealy International, Inc., 1000 Tempur Way, Lexington, Kentucky 40511.

In addition, according to the Company’s proxy statement for the Annual Meeting, any stockholder wishing to nominate a director or bring other business before the stockholders at the 2016 Annual Meeting, must notify the Company’s Corporate Secretary in writing between December 10, 2015 and January 9, 2016 (subject to adjustment if the date of the 2016 Annual Meeting is moved by more than 30 days, or delayed by more than 60 days, from the first anniversary date of the Annual Meeting) and must include in such notice the specific information required by Article II, Section 2.12 of the Bylaws.

Stockholders should contact the Secretary of the Company in writing at 1000 Tempur Way, Lexington, Kentucky 40511, to make any submission or to obtain additional information as to the proper form and content of submissions.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2016 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting.  The incorporation of this information in this Proxy Statement should not be construed as an admission by H Partners that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

20

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

H Partners Management, LLC

_________ __, 2015

21

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale
H PARTNERS, L.P.
28,200	03/19/2013
14,800	03/20/2013
22,900	03/21/2013
20,050	03/22/2013
14,350	03/25/2013
5,700	03/26/2013
66,200	04/03/2013
3,404	04/04/2013
25,046	04/05/2013
50	04/08/2013
7,750	04/09/2013
6,350	04/10/2013
42,750	04/15/2013
17,050	04/16/2013
45,500	04/17/2013
47,450	04/18/2013
31,100	04/19/2013
15,350	04/22/2013
10,400	04/24/2013
4,600	05/01/2013
99,500	05/03/2013
42,700	05/06/2013
12,250	05/07/2013
158,550	05/22/2013
56,900	05/23/2013
17,000	05/24/2013
28,500	05/28/2013
11,400	05/29/2013
14,200	06/03/2013
11,600	06/04/2013
6,000	06/05/2013
57,000	06/20/2013
25,600	06/21/2013
18,100	06/24/2013
6,200	07/01/2013
(47,804)	07/15/2013
(53,096)	07/16/2013
(57,100)	07/17/2013
(14,400)	07/18/2013

(32,100)	07/22/2013
(9,500)	07/23/2013
127,400	07/26/2013
85,600	07/29/2013
57,100	07/30/2013
57,100	07/31/2013
42,500	08/01/2013
42,050	08/20/2013
42,850	08/21/2013
28,500	08/22/2013
18,500	09/11/2013
22,200	10/01/2013
22,200	10/15/2013
6,500	10/16/2013
43,700	10/17/2013
19,000	10/29/2013
127,000	01/02/2014
23,100	01/27/2014
50,700	01/28/2014
15,000	02/03/2014
27,000	02/03/2014
(23,200)	04/01/2014
13,900	07/01/2014
4,000	10/08/2014
35,000	10/13/2014
35,000	10/14/2014
(124,500)	10/27/2014
(240,000)	10/28/2014
(239,700)	10/29/2014
(328,300)	10/30/2014
399,900	10/31/2014
89,441	11/03/2014
77,500	11/04/2014
63,265	11/05/2014
71,500	11/06/2014
48,324	11/07/2014
17,900	11/10/2014
20,900	11/11/2014
31,450	11/13/2014
26,700	11/14/2014
19,350	11/17/2014
19,350	11/18/2014
19,400	11/25/2014
7,808	11/28/2014
14,912	12/01/2014
20,700	12/02/2014
5,800	12/04/2014
13,700	12/05/2014
19,400	12/11/2014
19,400	12/17/2014
(125,000)	01/02/2015

H OFFSHORE FUND, LTD.
11,500	03/19/2013
6,200	03/20/2013
9,400	03/21/2013
8,250	03/22/2013
5,950	03/25/2013
2,300	03/26/2013
20,000	04/02/2013
32,000	04/03/2013
1,500	04/04/2013
10,550	04/05/2013
50	04/08/2013
3,250	04/09/2013
2,750	04/10/2013
18,050	04/15/2013
7,250	04/16/2013
19,300	04/17/2013
20,050	04/18/2013
13,200	04/19/2013
6,450	04/22/2013
4,500	04/24/2013
1,100	05/01/2013
42,200	05/03/2013
18,000	05/06/2013
5,250	05/07/2013
67,050	05/22/2013
24,100	05/23/2013
7,300	05/24/2013
12,000	05/28/2013
4,800	05/29/2013
6,000	06/03/2013
4,885	06/04/2013
2,015	06/05/2013
24,100	06/20/2013
10,800	06/21/2013
7,700	06/24/2013
400	07/01/2013
(20,100)	07/15/2013
(22,500)	07/16/2013
(24,100)	07/17/2013
(6,000)	07/18/2013
(13,700)	07/22/2013
(3,900)	07/23/2013
53,700	07/26/2013
36,200	07/29/2013
24,100	07/30/2013
24,200	07/31/2013

18,200	08/01/2013
21,650	08/20/2013
18,150	08/21/2013
12,100	08/22/2013
(14,800)	10/01/2013
9,200	10/15/2013
2,700	10/16/2013
18,100	10/17/2013
7,828	10/29/2013
10,068	11/12/2013
(58,800)	01/02/2014
4,504	01/27/2014
19,400	01/28/2014
(16,600)	02/03/2014
21,100	04/01/2014
(5,100)	07/01/2014
(25,000)	10/08/2014
(35,000)	10/13/2014
(35,000)	10/14/2014
(90,900)	10/29/2014
(126,500)	10/30/2014
154,100	10/31/2014
49,800	11/03/2014
(25,000)	12/11/2014
(25,000)	12/17/2014
150,000	01/02/2015
H PARTNERS MANAGEMENT, LLC (THROUGH THE H PARTNERS ACCOUNT)
9,300	03/19/2013
5,000	03/20/2013
7,700	03/21/2013
6,700	03/22/2013
4,700	03/25/2013
2,000	03/26/2013
21,800	04/03/2013
1,200	04/04/2013
8,300	04/05/2013
100	04/08/2013
2,500	04/09/2013
2,200	04/10/2013
14,200	04/15/2013
5,700	04/16/2013
15,200	04/17/2013
15,890	04/18/2013
10,310	04/19/2013
5,200	04/22/2013
3,450	04/24/2013
950	05/01/2013

33,300	05/03/2013
14,300	05/06/2013
4,000	05/07/2013
52,900	05/22/2013
19,000	05/23/2013
5,700	05/24/2013
9,500	05/28/2013
3,800	05/29/2013
4,800	06/03/2013
500	06/05/2013
18,900	06/20/2013
8,400	06/21/2013
6,100	06/24/2013
(6,600)	07/01/2013
(15,700)	07/15/2013
(17,500)	07/16/2013
(18,800)	07/17/2013
(4,600)	07/18/2013
(10,700)	07/22/2013
(3,100)	07/23/2013
41,900	07/26/2013
28,200	07/29/2013
18,800	07/30/2013
18,700	07/31/2013
14,300	08/01/2013
11,300	08/20/2013
14,000	08/21/2013
9,400	08/22/2013
6,500	09/11/2013
(7,400)	10/01/2013
7,200	10/15/2013
2,200	10/16/2013
14,100	10/17/2013
6,200	10/29/2013
(68,200)	01/02/2014
3,400	01/27/2014
14,900	01/28/2014
(10,400)	02/03/2014
2,100	04/03/2014
(8,800)	07/01/2014
21,000	10/08/2014
(15,500)	10/27/2014
(70,000)	10/28/2014
(69,400)	10/29/2014
(95,200)	10/30/2014
116,000	10/31/2014
29,400	11/03/2014
22,500	11/04/2014
18,409	11/05/2014
20,800	11/06/2014

14,061	11/07/2014
5,200	11/10/2014
6,000	11/11/2014
9,150	11/13/2014
7,700	11/14/2014
5,650	11/17/2014
5,650	11/18/2014
5,600	11/25/2014
2,280	11/28/2014
4,300	12/02/2014
1,600	12/04/2014
3,900	12/05/2014
5,600	12/11/2014
5,600	12/17/2014
(25,000)	01/02/2015

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by Tempur Sealy International, Inc. with the Securities and Exchange Commission on March 16, 2015.

PRINCIPAL SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 11, 2015 regarding the beneficial ownership of our outstanding equity securities by:

•	each person known to beneficially own more than 5% of Tempur Sealy International’s outstanding common stock;

•	each of Tempur Sealy International’s Directors and Named Executive Officers (as defined below in “Executive Compensation and Related Information”); and

•	all of Tempur Sealy International’s Directors and executive officers as a group.

Beneficial ownership of shares is determined under Rule 13d-3(d)(1) of the Exchange Act and generally includes any shares over which a person exercises sole or shared voting or investment power and the number of shares that can be acquired within sixty (60) days upon exercise of any option or the conversion of other types of securities. Common stock subject to these options, warrants and rights is deemed to be outstanding for the purpose of computing the ownership percentage of the person holding such options, but is not deemed to be outstanding for the purpose of computing the ownership percentage of any other person. As of the close of trading on March 11, 2015, there were 60,958,394 shares of common stock outstanding, which is used to calculate the percentages in the table below.

Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

	Shares Beneficially Owned
Name of Beneficial Owner:	Number of Shares	Percentage of Class
5% Stockholders:
H Partners Management, LLC(1)	6,075,000	9.97%
Select Equity Group, L.P.(2)	5,772,589	9.47%
Manulife Financial Corporation(3)	4,592,624	7.53%
The Vanguard Group(4)	3,771,705	6.19%
The London Company(5)	3,767,796	6.18%
Blackrock, Inc.(6)	3,571,447	5.86%
Chieftain Capital Management, Inc.(7)	3,519,007	5.77%

Executive Officers and Directors:
Mark Sarvary(8)	979,304	1.58%
W. Timothy Yaggi(8)	55,532	*
Dale E. Williams(8),(9)	463,626	*
David Montgomery(8)	504,228	*
Richard Anderson(8)	217,349	*
Lawrence J. Rogers(8)	23,345	*
Evelyn S. Dilsaver(8)	27,117	*
Frank Doyle(8)	109,426	*
John Heil(8)	27,251	*
Peter K. Hoffman(8)	91,476	*
Sir Paul Judge(8)	17,015	*
Nancy F. Koehn(8)	74,476	*
Christopher A. Masto(8),(10)	178,830	*
P. Andrews McLane(8),(11)	501,058	*
Robert B. Trussell, Jr.(8),(12)	62,526	*
All Executive Officers and Directors as a group (20 persons):	3,547,929	5.63%

* Represents ownership of less than one percent

(1)
Amounts shown reflect the aggregate number of shares of common stock held by H Partners Management, LLC based on information set forth in a Schedule 13D/A filed with the SEC on February 17, 2015. H Partners Management, LLC reported shared voting and shared dispositive power over all 6,075,000 shares. The address of H Partners Management, LLC is 888 Seventh Avenue, 29th Floor, New York, NY 10019.

(2)
Amounts shown reflect the aggregate number of shares of common stock held by Select Equity Group, L.P., based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2015. Select Equity Group, L.P. reported shared voting and shared dispositive power over all 5,772,589 shares. The address of Select Equity Group, L.P. is 380 Lafayette Street, 6th Floor, New York, NY 10003.

(3)
Amounts shown reflect the aggregate number of shares of common stock held by Manulife Financial Corporation’s indirect, wholly-owned subsidiaries based on information set forth in a Schedule 13G filed with the SEC on February 12, 2015. Manulife Financial Corporation reported shared voting and shared dispositive power over all 4,592,624 shares. The address of Manulife Financial Corporation is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5.

(4)
Amounts shown reflect the aggregate number of shares of common stock held by The Vanguard Group based on information set forth in a Schedule 13G/A filed with the SEC on February 10, 2015. The Vanguard Group reported sole voting power over 40,925 shares, shared voting power over none of the shares, sole dispositive power over 3,735,800 shares and shared dispositive power over 35,825 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Amounts shown reflect the aggregate number of shares of common stock held by The London Company based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2015. The London Company reported sole voting power over 3,441,231 shares, shared voting power over none of the shares, sole dispositive power over 3,441,231 shares and shared dispositive power over 326,565 shares. The address of The London Company is 1801 Bayberry Court, Suite 301, Richmond, VA 23226.

(6)
Amounts shown reflect the aggregate number of shares of common stock held by Blackrock, Inc. based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2015. Blackrock, Inc. reported sole voting power over 3,402,615, shared voting power and shared dispositive power over none of the shares and sole dispositive power over all 3,571,447 shares. The address of Blackrock, Inc. is 40 East 52nd Street, New York, NY 10022.

(7)
Amounts shown reflect the aggregate number of shares of common stock held by Chieftain Capital Management, Inc. based on information set forth in a Schedule 13D filed with the SEC on February 23, 2015. Chieftain Capital Management, Inc. reported sole voting power over 3,121,822 shares, shared voting power over none of the shares and sole dispositive power over all 3,519,007 shares. The address of Chieftain Capital Management, Inc. is 510 Madison Avenue, New York, NY 10022.

(8)
Includes the following number of shares of common stock which a director or executive officer has the right to acquire upon the exercise of stock options that were exercisable as of March 11, 2015, or that will become exercisable within 60 days after that date, or other equity instruments which are scheduled to vest and convert into common shares within 60 days after that date:

Name	Number of Shares	Name	Number of Shares
Mark Sarvary	910,748	John A. Heil	8,225
Dale E. Williams	184,882	Peter K. Hoffman	85,875
Lawrence J. Rogers	1,326	Sir Paul Judge	12,625
W. Timothy Yaggi	55,532	Nancy F. Koehn	68,875
David Montgomery	219,301	Christopher A. Masto	65,425
Richard Anderson	185,691	P. Andrews McLane	14,034
Evelyn S. Dilsaver	17,016	Robert B. Trussell, Jr.	21,825
Frank Doyle	52,325

All Executive Officers and Directors as a Group:			2,065,395

(9)	Includes 100,000 shares of common stock held in irrevocable trusts for the benefit of Mr. Williams’ children.

(10)	Includes 107,804 shares of common stock held in revocable trust for the benefit of Mr. Masto’s children.

(11)
Includes 254,943 shares of common stock which Mr. McLane may be deemed to have an indirect pecuniary interest as his spouse is the trustee of 10 trusts holding these shares in the aggregate for the benefit of his children and grandchildren, and 12,000 shares of common stock held by Mr. McLane’s spouse. Does not include 288,729 shares owned by a private charitable foundation formed and controlled by Mr. McLane and his spouse, in which they have no pecuniary interest and as to which he disclaims beneficial ownership.

(12)	Includes 35,000 shares of common stock, owned by RBT Investments, LLC and Robert B. Trussell, Jr. and Martha O. Trussell, Tenants in Common.

IMPORTANT

Tell the Board what you think!  Your vote is important.  No matter how many shares of Common Stock you own, please give H Partners your proxy AGAINST the election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary and in accordance with H Partners’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

●	SIGNING the enclosed BLUE proxy card;

●	DATING the enclosed BLUE proxy card; and

●	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of H Partners’ proxy materials,
please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders call toll free at (888) 750-5834
Banks and Brokers may call collect at (212) 750-5833

BLUE PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MARCH 20, 2015

TEMPUR SEALY INTERNATIONAL, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF H PARTNERS MANAGEMENT, LLC

THE BOARD OF DIRECTORS OF TEMPUR SEALY INTERNATIONAL, INC.

IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints Rehan Jaffer and Usman S. Nabi, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Tempur Sealy International, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Stockholders of the Company scheduled to be held May 8, 2015, at 8:30 A.M., local time, at the offices of Morgan, Lewis & Bockius LLP, 13th Floor, One Federal Street, Boston, Massachusetts 02110 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to H Partners Management, LLC (“H Partners”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” THE ELECTION OF CHRISTOPHER A. MASTO, P. ANDREWS MCLANE AND MARK SARVARY AND “ABSTAIN” ON THE ELECTION OF THE OTHER TEMPUR SEALY NOMINEES, “FOR” PROPOSAL 2, “ABSTAIN” ON PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

H PARTNERS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THE ELECTION OF CHRISTOPHER A. MASTO, P. ANDREWS MCLANE AND MARK SARVARY AND MAKES NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF THE OTHER TEMPUR SEALY NOMINEES.  H PARTNERS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2, 3 AND 4.

1. A.	Election of Christopher A. Masto, P. Andrews McLane and Mark Sarvary (“Targeted Directors”):

AGAINST TARGETED DIRECTORS	AGAINST TARGETED DIRECTORS, EXCEPT NOMINEE(S) WRITTEN BELOW	ABSTAIN
☐	☐ ________________ ________________ ________________	☐

1. B.	Election of Directors, other than Targeted Directors (“Non-Targeted Directors”):

FOR ALL NON-TARGETED DIRECTORS	FOR ALL NON-TARGETED DIRECTORS, EXCEPT NOMINEE(S) WRITTEN BELOW	ABSTAIN
☐	☐ ________________ ________________ ________________	☐

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of the Company’s Second Amended and Restated Annual Incentive Bonus Plan for Senior Executives.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approval, by advisory vote, of the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.